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                            SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 8, 2004



                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              0-15291                                  36-3312434
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      (Commission File Number)            (IRS Employer Identification Number)


 2355 South Arlington Heights Road, Suite 400,
         Arlington Heights, Illinois                         60005
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   (Address of principal executive offices)                (Zip Code)


        Registrant's Telephone Number, Including Area Code (847) 228-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 8, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing the extension of its temporary agreement with the landlord of 21 of its hotel properties. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

         On June 11, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing May 2004 results and the sale of three hotels. A copy of the Company's press release is attached to this current report on Form 8-K as
Exhibit 99.2.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc., dated June 8, 2004, Announcing Extension of Temporary Agreement with Landlord.

99.2 Press Release of Arlington Hospitality, Inc., dated June 11, 2004, Announcing May 2004 Results and the Sale of Three Hotels.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  June 11, 2004

                                       Arlington Hospitality, Inc.
                                       (Registrant)

                                       By:  /s/ Jerry H. Herman
                                          ---------------------------------
                                            Jerry H. Herman
                                            Chief Executive Officer

                                       By:  /s/ James B. Dale
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                                            James B. Dale
                                            Senior Vice President and
                                            Chief Financial Officer